IMPAIRMENT OF ASSETS (Details 3) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Disclosure of impairment loss and reversal of impairment loss [abstract]
Opening balance at January 1	$ 57,697	$ 59,567
Increase (decrease) impairment	3,895	0
Increase (decrease) due to business combination	0	(685)
Increase (decrease) in foreign exchange	998	(1,185)
Closing balance	$ 54,800	$ 57,697